UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by the Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement         |_|  Confidential, for Use of the
                                                  Commission Only (as permitted
|X|      Definitive Proxy Statement               by Rule 14a-6(e)(2))

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12



                             FirstFed Bancorp, Inc.
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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        1.       Title of each class of securities to which transaction applies:

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        2.       Aggregate number of securities to which transaction applies:

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        3.       Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        4.       Proposed maximum aggregate value of transaction:

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        5.       Total fee paid:

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|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

         1.     Amount previously paid:

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         2.     Form, Schedule or Registration Statement No.:

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         3.     Filing Party:

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         4.     Date Filed:

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

                                 March 22, 2001




Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") to be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 24, 2001, at 4:30 p.m., local time.

         The attached Notice of Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company's two financial institution subsidiaries, First Federal Savings Bank and First State Bank of Bibb County. Directors and officers of the Company as well as representatives of Arthur Andersen LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.


                                          Sincerely,


                                          /s/ B. K. Goodwin, III
                                          -----------------------
                                          B. K. Goodwin, III
                                          Chairman of the Board, Chief Executive
                                          Officer and President

                             FIRSTFED BANCORP, INC.
                            1630 Fourth Avenue North
                             Bessemer, Alabama 35020
                                 (205) 428-8472

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 24, 2001
--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") will be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 24, 2001, at 4:30 p.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

                  (i) The election of three directors of the Company for terms of three years,

                  (ii) The approval of the FirstFed Bancorp, Inc. 2001 Stock Incentive Plan, and

                  (iii) The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 14, 2001, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Lynn J. Joyce
                                              ------------------
                                              Lynn J. Joyce, Secretary

Bessemer, Alabama
March 22, 2001


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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                       OF

                             FIRSTFED BANCORP, INC.

                            1630 Fourth Avenue North
                             Bessemer, Alabama 35020

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2001

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                                     GENERAL
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         This Proxy Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of FirstFed Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 24, 2001, at 4:30 p.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 22, 2001.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------


         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for director set forth below and FOR approval of the First Fed Bancorp, Inc. 2001 Stock Incentive Plan. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Meeting, and with respect to any other matter presented to the Meeting if notice of such matter has not been delivered to the Company in accordance with the Bylaws. If any other business is presented at the Meeting as to which proxies in the accompanying form confer discretionary authority, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Lynn J. Joyce, Secretary of the Company, at the address shown above, by filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. A proxy will not be voted if a stockholder attends the Meeting and votes in person. However, the mere presence of a stockholder at the Meeting will not, by itself, revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------


         Stockholders of record as of the close of business on March 14, 2001 (the "Record Date") are entitled to one vote for each share of the Company's common stock, par value $.01 per share (the "Common Stock"), then held, except that pursuant to the Company's Certificate of Incorporation, beneficial owners of shares of Common Stock exceeding 10% of the then-outstanding shares of Common Stock are not permitted to vote such excess shares. As of the Record Date, the Company had 3,125,998 shares of Common Stock issued, of which 2,546,096 shares were outstanding. The presence, in person or by proxy, of the holders of record of shares of capital stock of the Company entitling the holders to cast a majority of the votes entitled to be cast is necessary to constitute a quorum at the Meeting.

--------------------------------------------------------------------------------
        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------


         Persons and groups beneficially owning more than 5% of the Common Stock are required under federal securities laws to file certain reports with the Securities and Exchange Commission ("SEC") detailing such ownership. The following table sets forth information, as of the Record Date, with respect to any person, including any group of persons, known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

          Name and Address of                        Amount and Nature of      Percent of Common
          Beneficial Owner                          Beneficial Ownership(1)    Stock Outstanding
          ----------------                          -----------------------    -----------------
         First Federal Savings Bank
         Employee Stock Ownership Plan and Trust
            1630 Fourth Avenue North
            Bessemer, Alabama 35020                         219,802 (2)               8.63%

         Wellington Management Company, LLP (3)
            75 State Street
            Boston, Massachusetts 02109                     252,000                   9.90%

------------------
(1) Based on information furnished by the respective beneficial owners. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, if that person either has, or shares, voting or investment power with respect to such Common Stock, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock.
(2) Shares of Common Stock initially were acquired by the Employee Stock Ownership Plan and Trust ("ESOP") in connection with the mutual-to-stock conversion (the "Conversion") of First Federal Savings Bank ("First Federal"), the Company's wholly- owned savings bank subsidiary. A committee consisting of all directors of the Company administers the ESOP. The Trust Company of Sterne Agee & Leach, Inc., an unrelated corporate trustee for the ESOP (the "ESOP Trustee"), has been appointed by the Board of Directors, which may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. Shares held by the ESOP and allocated to participating employees must be voted in accordance with the instructions received from the participating employees. Unallocated shares, and allocated shares for which no instruction has been received, will be voted in the same proportion as the allocated shares for which instruction has been received. As of the Record Date, 158,298 shares of Common Stock in the ESOP had been allocated to participating employees, and, therefore, the ESOP Trustee will vote the remaining 61,504 unallocated shares in the same proportion as allocated shares.
(3) Includes First Financial Fund, Inc., a registered closed-end investment company. Wellington Management Company, LLP is the investment advisor to First Financial Fund, Inc.

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group.

                                    Amount and Nature         Percent of Common
     Name                         Beneficial Ownership(1)     Stock Outstanding

Fred T. Blair                             40,452                     1.59%
B. K. Goodwin, III                        82,167 (2)                 3.15
James B. Koikos                           44,730                     1.75
A. W. Kuhn                               113,349                     4.45
Malcolm E. Lewis                          84,248                     3.31
E. H. Moore, Jr.                          82,622                     3.25
James E. Mulkin                           80,677                     3.17
Robert E. Paden                           75,798                     2.98
G. Larry Russell                          50,699                     1.99
C. Larry Seale                            53,138 (2)                 2.07
Lynn J. Joyce                             40,644 (2)                 1.58

All directors and executive officers as
     a group (11 persons)                748,524 (2)                 27.84

------------------
(1) For the definition of beneficial ownership, see footnote 1 to the previous table. Includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder or by spouses, by immediate family members, or as a custodian or trustee for minor children, over which shares the director or executive officer effectively exercises sole, or shares, voting and/or investment power, unless otherwise indicated. Includes 1,200 shares of Common Stock awarded to Mr. Kuhn in connection with the 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan") as to which shares he has voting power within 60 days after the Record Date. Includes 1,774 shares, 61,405 shares, 10,514 shares, 1,199 shares, 1,776 shares, 5,574 shares, 1,664 shares,
     8,076 shares, 1,201 shares, 21,343 shares, 28,453 shares and 142,979 shares of Common Stock, as to which shares Directors Blair, Goodwin, Koikos, Kuhn, Lewis, Moore, Mulkin, Paden and Russell, Mr. Seale, Mrs. Joyce and all executive officers and directors as a group, respectively, have the right to purchase pursuant to stock options exercisable within 60 days after the Record Date. Includes 217 shares, 217 shares, 451 shares, 380 shares and 1,265 shares of Common Stock for Directors Paden, Kuhn, Lewis, Mr. Seale, Mrs. Joyce and for all executive officers and directors as a group, respectively, pursuant to the Company's Incentive Compensation Plan (the "Incentive Plan") as to which shares such directors have voting power.

(2) Includes 9,514 shares, 18,445 shares, 9,883 shares and 36,432 shares of Common Stock owned by the ESOP and allocated to the accounts of Mr.
     Goodwin, Mr. Seale, Mrs. Joyce and all executive officers as a group, respectively.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------


         Based solely on the Company's review of the copies of ownership reports which it has received in the past fiscal year, or written representations from officers, from directors or from persons who own more than 10% of the Common Stock that no annual report of change in beneficial ownership was required, the Company believes that during the fiscal year ended December 31, 2000, all the filing requirements applicable to such persons have been timely met.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


         The Company's Board of Directors currently is composed of nine members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as directors B. K. Goodwin, III, A. W. Kuhn and Robert E. Paden, all of whom are currently members of the Board, to each serve as directors for three-year terms and until their successors are elected and qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

         It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies that have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The Board of Directors recommends a vote "FOR" election as directors of all the nominees listed below.

         The following table sets forth certain information regarding each of the Company's directors. Each director of the Company is also a member of the Board of Directors of First Federal Savings Bank ("First Federal"), its wholly-owned savings bank subsidiary. In addition, B. K. Goodwin, III, who serves as Chairman of the Board of Directors of the Company, also serves as Chairman of the Board of Directors of both First State Bank of Bibb County ("First State"), and First State's parent, First State Corporation ("FSC"), which is a wholly-owned subsidiary of the Company. No other director of the Company serves as a director of First State or FSC.


                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004


                                                Year First Elected as    Current
                                  Age at            Director of          Term to
               Name            Record Date        First Federal(1)       Expire
               ----            -----------        ----------------       ------

         B. K. Goodwin, III         48                  1995              2001
         A. W. Kuhn                 79                  1979              2001
         Robert E. Paden            70                  1992              2001


                         DIRECTORS CONTINUING IN OFFICE


                                                Year First Elected as    Current
                                  Age at            Director of          Term to
               Name            Record Date        First Federal(1)       Expire
               ----            -----------        ----------------       ------

         James B. Koikos            62                  1995              2002
         E. H. Moore, Jr.           66                  1991              2002
         James E. Mulkin            70                  1992              2002

         Fred T. Blair              72                  1968              2003
         Malcolm E. Lewis           90                  1968              2003
         G. Larry Russell           50                  1990              2003

-------------
(1) With the exception of Messrs. Mulkin and Paden, who were appointed as directors of the Company in 1992, and Messrs. Goodwin and Koikos, who were appointed as directors of the Company in 1995, all directors were initially appointed in 1991 in connection with the incorporation and organization of the Company.

         Unless otherwise stated, the principal occupation of each director of the Company for the last five years is set forth below.

         Fred T. Blair. Mr. Blair is retired. On January 1, 1996, Mr. Blair retired from his positions as Chairman of the Board, President and Chief Executive Officer of the Company and First Federal. He had served as President and Chief Executive Officer of the Company since its inception in 1991 and of First Federal since 1968 and Chairman since 1995.

         Malcolm E. Lewis. Mr. Lewis is retired. He was formerly owner and President of Polar Storage Locker Plant, a processor for wholesale and retail meat sales.

         G. Larry Russell. Mr. Russell is a self-employed Certified Public Accountant in Bessemer, Alabama.

         B. K. Goodwin, III. Mr. Goodwin is the Chairman of the Board, Chief Executive Officer and President of the Company and First Federal, positions he has occupied since January 1, 1996. He has also served as Chairman of the Board of First State since January 1996 and as Chief Executive Officer and President since January 2001. He had previously served as Senior Executive Vice President of the Company and First Federal since February 1995.

         A. W. Kuhn. Mr. Kuhn retired as Executive Director of The Bessemer Housing Authority in 1994. He was formerly a regional housing economist for the Public Housing Administration (forerunner of H.U.D.), a Federal Aids Director, and Community Development Director for the City of Bessemer.

         Robert E. Paden. Mr. Paden is a self-employed attorney in Bessemer, Alabama.

         James B. Koikos. Mr. Koikos is a restaurateur. He is owner/partner of the Bright Star Restaurant, Bessemer, Alabama.

         E. H. Moore, Jr. Mr. Moore is President and owner of Buddy Moore Trucking, Inc. in Birmingham, Alabama.

         James E. Mulkin. Mr. Mulkin is the President of Mulkin Enterprises, Bessemer, Alabama, a diversified business operation.

Other Executive Officers

         C. Larry Seale, age 64, is Executive Vice President of the Company and First Federal.

         Lynn J. Joyce, age 37, is Chief Financial Officer, Executive Vice President, Secretary and Treasurer of the Company and First Federal.

         Meetings and Committees of the Board of Directors

         During the year ended December 31, 2000, the Board of Directors of the Company held 12 meetings. No director of the Company attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and the total number of meetings held by all committees of the Board on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below. All committees consist of the full Board of Directors, except that only non-employee directors may serve on the Audit Committee.

         The Company's Compensation Committee, which consists of all the directors of the Company, meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The Compensation Committee met one time during the year ended December 31, 2000.

         The Company's Nominating Committee, which consists of all directors of the Company, meets periodically for the purpose of nominating candidates for director of the Company. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor has it established any procedures for this purpose. During the year ended December 31, 2000, the Board met once in its capacity as the Nominating Committee. Stockholders who make nominations of candidates for directors must make such nominations in accordance with the procedures set forth in the Company's Bylaws.

         The Audit Committee of the Company meets periodically to fulfill its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the year ended December 31, 2000, the Audit Committee, which consists of all non-employee directors of the Company, met twice. In addition, the Audit Committee reviewed financial reports and internal audit/compliance reports in connection with the regular Board of Directors meetings. Mr. Russell serves as Chairman. Each of the members of the Audit Committee is an "independent director" as defined in the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee Charter is attached hereto as Exhibit A.

Audit Committee Report

         In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1. "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the compliance/internal audit function. The Committee reviewed with both the independent and the compliance/internal auditors their audit plans, audit scope, and identification of audit risks.

         The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the compliance/internal audit examinations.

         The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and Board also recommended the reappointment, subject to shareholder approval, of the independent auditors.

         The Audit Committee members are Messrs. Blair, Koikos, Kuhn, Lewis, Moore, Mulkin, Paden and Russell, Chairman.

         Executive Compensation and Other Benefits

         Summary Compensation Table. The following table sets forth the cash and noncash compensation for the years ended December 31, 2000 and 1999, and for the nine months ended December 31, 1998, awarded to or earned by the Chief Executive Officer and Executive Vice Presidents of the Company. No other executive officer of the Company earned salary and bonus for the year ended December 31, 2000, in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                         Long-Term Compensation
                                                                   ------------------------------------
                                           Annual Compensation                            Awards                        Payouts
                              ------------------------------------------------   ----------------------                 -------
                                                                     Other        Restricted  Securities
    Name and                                                        Annual          Stock    Underlying     LTIP       All Other
Principal Position            Period      Salary      Bonus     Compesation(1)     Awards(2)   Options     Payouts    Compensation
------------------            ------      ------      -----     --------------     ---------   -------     -------    ------------
B. K. Goodwin, III            Fiscal
  Chairman of the              2000      $190,000   $ 24,320       $  ---           $ 4,000     2,500       $ ---      $ 25,154(5)
  Board, Chief                Fiscal
  Executive Office             1999      $190,000   $ 19,304       $  ---            $3,195     1,775       $ ---      $ 28,808
  and President of          9 Months
   the Company,               Ended
  First Federal             12/31/98     $131,250   $ 16,100       $  ---           $25,739     1,245       $ ---      $ 22,730
  and First State

C. Larry Seale                Fiscal
  Executive Vice               2000      $105,000   $ 13,440       $  ---            $2,216(3)  1,385       $ ---      $  6,461(5)
  President of the            Fiscal
  Company and                  1999      $102,000   $ 10,363       $  ---           $ 1,710       950       $ ---      $  5,494
  First Federal             9 Months
                              Ended
                            12/31/98     $ 74,250   $  9,108       $  ---           $ 1,710       705       $ ---      $  4,950

Lynn J. Joyce                 Fiscal
  Chief Finacial Officer       2000      $ 90,000   $ 11,520       $  ---           $ 1,896(4)  1,185       $ ---      $  2,077(5)
  Executive Vice Presi-       Fiscal
  dent, Secretary and          1999      $ 85,000   $  8,636       $  ---          $  1,431       795       $ ---      $    450
  Treasurer of the          9 Months
  Company and First           Ended
  Federal; Secretary of     12/31/98     $ 77,000   $  7,084       $  ---          $  1,199       545       $ ---      $    ---
  First State

(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers during the year ended December 31, 2000, did not exceed 10% of the executive officer's salary and bonus.
(2) Calculated by multiplying the number of shares of Common Stock awarded pursuant to the Incentive Plan based on the closing sale price of the Common Stock on the date the shares were awarded as reported on the Nasdaq SmallCap Market ($8.00 per share). See "Directors' Compensation."

(3) As of December 31, 2000, Mr. Seale held 451 shares of restricted stock with an aggregate value of $3,495 based on the closing sale price of the Common Stock on such date ($7.75 per share). Of this amount, 203 shares will vest in 2001, 156 shares will vest in 2002 and 93 shares will vest in 2003. Pursuant to the Incentive Plan, Mr. Seale is entitled to receive dividends and other distributions made with respect to such shares.

(4) As of December 31, 2000, Mrs. Joyce held 380 shares of restricted stock with an aggregate value of $2,945 based on the closing sale price of the Common Stock on such date ($7.75 per share). Of this amount, 169 shares will vest in 2001, 132 shares will vest in 2002 and 79 shares will vest in 2003. Pursuant to the Incentive Plan, Mrs. Joyce is entitled to receive dividends and other distributions made with respect to such shares.

(5) Includes director's fees of $21,500 (including $3,500 received as a director of First State) paid to Mr. Goodwin. See " Directors' Compensation." Also includes $3,654, $6,461 and $2,077 paid to Mr. Goodwin, Mr. Seale and Mrs. Joyce, respectively, for unused vacation and sick leave.

         Option Grants in the Year Ended December 31, 2000. The following table contains information concerning the grant of stock options during the year ended December 31, 2000, to the executive officers named in the Summary Compensation Table, above. Options were granted pursuant to the Incentive Plan or to the 1991 Stock Option Plan, or stock options or stock appreciation rights pursuant to the 1995 Stock Option and Incentive Plan.

                        Number of Securities      % of Total Options     Exercise or Base
                         Underlying Options      Granted to Employees         Price          Expiration
         Name           Granted (# of Shares)       in Fiscal Year        ($ per Share)         Date
         ----           ---------------------   ---------------------   -----------------    ----------

B. K. Goodwin, III             2,500 (1)                23.2%                $ 8.00           09/30/10
C. Larry Seale                 1,385                    12.8%                $ 8.00           09/30/10
Lynn J. Joyce                  1,185                    11.0%                $ 8.00           09/30/10


-------------
(1) See "Directors' Compensation."

         Aggregate Year Ended December 31, 2000, Option Exercises and December 31, 2000, Option Values. The following table sets forth information concerning options exercised during the year ended December 31, 2000, and the value of options held by the named executive officers at December 31, 2000.

                                                             Number of Securities            Value of  Unexercised
                                                            Underlying Unexercised           In-the-Money Options
                               Shares         Value       Options at December 31, 2000       December 31, 2000(1)
                                                         ----------------------------        --------------------
         Name         Acquired on Exercise  Realized      Exercisable/Unexercisable         Exercisable/Unexercisable

B. K. Goodwin, III           ---             $  ---             59,326/---                        $102,634/$  ---
C. Larry Seale               ---             $  ---             20,220/---                        $ 28,712/$  ---
Lynn J. Joyce                ---             $  ---             27,445/---                        $ 47,205/$  ---

---------------
(1) Calculated based on the fair market value of the underlying Common Stock as reported on the Nasdaq SmallCap Market at December 31, 2000.

         Employment Agreements. Effective January 1, 1996, the Company and First Federal entered into employment agreements with Mr. Goodwin in his respective capacities as Chief Executive Officer and President of the Company and First Federal and with Mr. Seale and Mrs. Joyce as Executive Vice Presidents of First Federal (collectively, the "Employment Agreements"). The Employment Agreements are intended to enable the Company and its banking subsidiaries to maintain a stable and competent management base.

         The Employment Agreements provide for three-year terms and may be extended each year for an additional year so that the remaining term shall be three years. Mr. Goodwin's and Mrs. Joyce's Employment Agreements were extended for an additional year as of January 1, 2001. The Employment Agreements provide for, among other things, a discretionary cash bonus, participation in all employee benefit plans, death benefits and reimbursement of reasonable out-of-pocket business expenses. In the event of the executive's death, the Employment Agreements provide for payment of the remaining compensation due thereunder, plus medical insurance for the executive's spouse for six months thereafter.

         The Employment Agreements provide for termination for cause at any time. In the event termination is other than for cause, the executive would be entitled to receive his base salary for the remaining term of the Employment Agreement, plus in the case of Mr. Goodwin, his salary for an additional 12-month period. In addition, Mr. Goodwin would be entitled, at his election, to continued insurance benefits coverage through the expiration of the term of his Employment Agreements or a cash payment in an amount equal to the cost of obtaining substantially equal benefits, while Mr. Seale and Mrs. Joyce would be entitled to continued coverage for a period of six months following termination.

         In the event of a change in control of the Company or First Federal that results in either the dismissal of the executive or the executive's voluntary resignation for any reason within 30 days thereafter, the executive would be entitled to a severance payment equal to the excess of (i) 2.99 times the " base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, over (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that the executive receives on account of the change in control. Subject to the foregoing, the Company and First Federal also would continue the executive's life, health, accident, and disability coverage for six months following termination and, in the event of executive's death, pay death benefits and health insurance (for the remainder of the six month period, if any) to the executive's surviving spouse, if any. In addition, during the first year following a change in control, Mr. Goodwin would receive such severance payment if he voluntarily terminates employment within 90 days of the occurrence of certain specified events (for example, a required move of his personal residence or a material reduction in his base compensation) which had not been agreed to in advance. The aggregate payments that would be made to the executives assuming termination of employment under the foregoing circumstances at December 31, 2000, and without regard to other severance payments would have been approximately $1,000,000.

         In addition, all directors of the Company have entered into Indemnification Agreements with the Company. For a description of the terms of such Indemnification Agreements, see "Directors' Compensation - - Indemnification Agreements."

Directors' Compensation

         Fees. The directors of the Company receive $900 per month in connection with their service on the Board of Directors of the Company and $600 per month in connection with their service on the Board of Directors of First Federal. In addition, Mr. Goodwin receives $250 per month in connection with his service as Chairman of the Board of Directors of First State.

         Incentive Compensation Plan. The Company maintains the Incentive Plan, the purpose of which is to provide incentive compensation for eligible employees and directors in the event the Company achieves certain performance goals indicative of its profitability and stability. A mathematical formula set forth in the Incentive Plan determines three forms of incentive compensation that participants may receive: (i) annual cash bonuses ("Bonuses"), (ii) restricted stock awards ("Restricted Stock"), and (iii) stock options ("Options"). For each year in which the Incentive Plan is in effect, the Company will pay each participant a Bonus equal to the product of (i) the participant's annual base salary or director's fees, and (ii) a "Bonus Percentage," defined as the sum of
(a) "Safe ROA Bonus Percentage" which considers return-on-assets ("ROA") compared to the median ROA of other members of a peer group in the Southeast, the nonperforming assets ("NPA") compared to the peer group and the CAMEL rating of First Federal, plus (b) "Growth Rewards," which are determined by the Board of Directors each year.

         For each Incentive Plan year, each participating key employee and director will receive a Restricted Stock award in the form of a right, conditioned on the participant's future performance of services, to shares of Common Stock. On a per capita basis, non- employee directors receive in the aggregate, shares of Restricted Stock having an aggregate fair market value equal to 7% of the total Bonuses paid to directors and key employees for such year. On a pro rata basis, key employees receive a Restricted Stock award based on their relative compensation equal to 14% of the total Bonuses paid to directors and key employees for such year. Vesting of Restricted Stock awards will generally occur at the rate of 33 1/3% per year of a participant's service after the date of the Restricted Stock award. Vesting will be accelerated to 100% upon a participant's retirement at or after age 65, death, discharge from service for any reason other than cause, or a change in control of the Company. In the event of a change in control, a participant will be entitled to receive Incentive Plan benefits for the Plan year based on the number of days during the year in which the Incentive Plan was in effect and the benefits paid to the participant during the preceding three Incentive Plan years.

         In addition, for each Incentive Plan year, each participating key employee and director will receive Options to purchase five times the number of shares subject to a Restricted Stock award granted to the participant for such year.

         1991 Stock Option Plan. Pursuant to the FirstFed Bancorp, Inc. 1991 Stock Option Plan for Outside Directors, non- employee directors first elected to the Board of Directors subsequent to the Conversion automatically are awarded options to acquire 4,000 shares of Common Stock, provided sufficient options are available for grant under such plan. The 1991 Stock Option Plan will terminate in 2001; thereafter, no additional options may be awarded under the plan.

         1995 Stock Option Plan. Pursuant to the 1995 Stock Option Plan, directors and selected employees of the Company and its affiliates are eligible to receive options to acquire shares of Common Stock, stock appreciation rights and restricted stock awards (collectively, the "Awards"). Effective May 19, 1998, each director of the Company received a restricted stock award for 2,000 shares of Common Stock that vests at the rate of 20% per year of service and accelerates to 100% upon a Change in Control, as defined in the 1995 Stock Option Plan, or termination of service due to death, disability, or retirement after age 65. Awards may also be granted at the discretion of a committee that is comprised solely of non-employee members of the Board of Directors. Participants may elect to defer receipt of all or a percentage of shares that would otherwise be transferred upon the vesting of a restricted stock award.

         Recognition and Retention Plan. Pursuant to the RRP, newly elected non-employee directors automatically are awarded 2,000 shares of restricted Common Stock, provided shares are available for grant under such plan.

         Deferred Compensation Plan. The Company maintains a Deferred Compensation Plan pursuant to which directors, officers and select employees may annually elect to defer the receipt of Board fees and up to 25% of their salary. In June 1998, the Company merged the Directors' Retirement Plan with and into the Deferred Compensation Plan. Associated with the Deferred Compensation Plan is a separate grantor trust to which all fee and salary deferrals may be contributed. The trust assets will be used to pay benefits to participants, but are subject to the claims of general creditors until distributed from the trust. Subject to the guidelines under the Deferred Compensation Plan, each participant may elect (i) the time and manner under which his or her Plan benefit will be paid, and (ii) the measure of the deemed investment return on his or her deferred compensation account. Such return may be based in whole or part on either the rate of return on Common Stock or First Federal's highest yielding one-year certificate of deposit. Each director of the Company, whenever elected or appointed and whether or not also employed by the Company, is also entitled to receive an initial credit to his or her account of $71,000, which will vest based on his or her overall years of service as a director of the Company. Vested benefits become payable at the election of a participant as made one year prior to distribution. If a participant dies prior to collecting his or her entire vested benefit under the Deferred Compensation Plan, the value of such vested but unpaid benefit will be paid to the director's designated beneficiary or estate. The Company will contribute amounts to the trust equal to the accrued expense for Plan benefits. The trust assets equal or exceed the amount of the individual participant accounts at December 31, 2000. The Board of Directors of the Company is responsible for management of the operation and administration of the Deferred Compensation Plan and has the discretion to amend the Plan and the related trust agreements (subject to participant consent as to vested benefits).

         Indemnification Agreements. The Company has entered into Indemnification Agreements (the "Indemnification Agreements") with each of the Company's directors and with certain officers of the Company and First Federal. The Indemnification Agreements provide for retroactive as well as prospective indemnification to the fullest extent permitted by law against any and all expenses (including attorneys' fees and all other costs and obligations), judgments, fines, penalties and amounts paid in settlement in connection with any claim or proceeding arising out of that person's service as an officer or director of the Company or First Federal. The Indemnification Agreements also provide for the prompt advancement of expenses to the director or officer in connection with investigating, defending or being a witness or participating in any proceeding. The Indemnification Agreements further provide a mechanism through which the director or officer may seek court relief in the event the Company's Board of Directors (or other person appointed by such Board) determines that the director or officer would not be permitted to be indemnified under applicable law. The Indemnification Agreements impose on the Company the burden of proving that the director or officer is not entitled to indemnification in any particular case.

         Following a Change in Control, all determinations regarding a right to indemnity and a right to advancement of expenses shall be made by independent legal counsel to be selected by the director or officer and approved by the Board. The Indemnification Agreements provide that a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 25% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any 24-consecutive-month-period, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets. In the event of a potential change in control, the director or officer may require the Company to establish a trust in an amount sufficient to cover the anticipated claims under the agreement.

         While not requiring the maintenance of directors' and officers' liability insurance, the Indemnification Agreements require that the directors and officers be provided with maximum coverage if there is such a policy. Further, the Indemnification Agreements provide that if the Company pays a director or officer pursuant to an Indemnification Agreement, the Company will be subrogated to such director's or officer's rights to recover from third parties.

Transactions with Management

         First Federal and First State each offer loans to officers and directors of First Federal, First State and the Company in the ordinary course of business. Such loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliates and do not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
 PROPOSAL II - APPROVAL OF THE FIRSTFED BANCORP, INC. 2001 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------


General

         The Board of Directors of the Company is seeking stockholder approval of the FirstFed Bancorp, Inc. 2001 Stock Incentive Plan (the "SIP"). A copy of the SIP is attached hereto as Exhibit B and should be consulted for detailed information. All statements made herein regarding the SIP are only intended to summarize the SIP and are qualified in their entirety by reference to the SIP.

Purpose of the SIP

         The purpose of the SIP is to promote the Company's long-term growth and profitability by providing eligible directors, officers, employees, or consultants (together, "Eligible Persons") of the Company with incentives to improve stockholder value and thereby to attract, retain, and motivate the best available persons for positions of substantial responsibility.

Description of the SIP

         Effective Date. The SIP became effective on February 20, 2001 (the "Effective Date").

         Administration. The Company's Board of Directors administers the SIP, but has appointed a committee (the "Committee") consisting of all non-employee directors of the Company for such purposes. The Board may act in lieu of the Committee on any matter within its discretion or authority, and may eliminate the Committee or remove any Committee member, at any time in its discretion. The Committee has broad discretionary authority to administer the SIP; to make, document, and modify Awards (as defined below); and to construct and interpret the terms of the SIP and any Award agreements thereunder.

         Types of Awards. Under the SIP, the Committee has discretionary authority to grant stock options ("Options"), stock appreciation rights ("Equity Units"), deferred share awards ("Deferred Shares"), restricted stock awards ("Restricted Stock"), other stock-based awards, additional Options ("Reload Options"), and non-stock awards in the form of cash bonuses and credits to deferred compensation accounts (collectively, "Awards") to such Eligible Persons as the Committee shall designate ("Eligible Persons"). As of the Record Date, the Company and its subsidiaries had 73 employees, 14 non-employee directors, and no consultants who were reasonably regarded as being eligible to participate in the SIP.

         Shares Available for Grants. If the stockholders approve this Proposal II, the SIP shall reserve 250,000 shares of Common Stock for any Awards granted (with 24,000 shares being reserved in the event that stockholders do not approve this Proposal II). Such shares may be authorized but unissued Common Stock, authorized and issued Common Stock in treasury, Common Stock acquired by the Company for the purposes of the SIP, or Common Stock held in a grantor trust. Subject to any required action by the Company's stockholders, the number of shares covered by each outstanding Award, the number of shares available for Awards, the number of Shares that may be subject to Awards to any one participant, and the price per share covered by each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company other than the conversion of any convertible securities. Such adjustments shall be made by the Committee, whose determination in that respect shall be final.

         Agreements Evidencing Awards; Stockholder Rights. Each Award granted under the SIP (except an Award of unrestricted stock) shall be evidenced by a written Award agreement which shall contain such provisions as the Committee in its discretion deems necessary or desirable. A participant shall not have any of the rights of a Company stockholder with respect to shares subject to an Award until such person has satisfied all conditions pursuant to the applicable Award agreement and the SIP; and has been issued a stock certificate by the Company for such shares.

         Options; Exercise Price. Options may be either incentive stock options ("ISOs") having terms required under Section 422 of the Internal Revenue Code, or Options that are not ISOs ("NQSOs"). The exercise price as to any ISO may not be less than 100% of the fair market value (as determined under the SIP) of the optioned shares on the date of grant and 110% in the case of an employee who owns more than 10% of the outstanding Common Stock on the date of receiving an ISO grant. The per share exercise price for each NQSO grant shall be no less than 50% of the fair percentage of market value per share. The last reported sale price of the Common Stock on March 8, 2001, was $8.25 per share.

         Method for Exercise and Payment. Payment of the Option exercise price and any applicable withholding taxes shall be accompanied by an executed exercise notice and any other documentation the Committee requires. The Committee has broad discretion with respect to the method by which the exercise price is paid, and may refuse to accept a particular form of consideration (other than cash or a certified or official bank check) at the time of any Option exercise. After receiving payment of the full Option exercise price and any applicable consents that may be required pursuant to the terms of the SIP, the Committee will deliver to the Optionee or the Optionee's transferee a certificate or certificates for the shares for which the Award has been exercised.

         Equity Units. An Equity Unit may be granted in connection with an Option or independently as determined by the Committee. An Equity Unit may be exercisable only upon a specified event. The pricing restrictions in the SIP applicable to Options shall also apply to the exercise price of Equity Units, provided that the exercise price for any Equity Units not granted in connection with an Option may be any price (including no price) as determined by the Committee. Upon the exercise of an Option in connection with which an Equity Unit has been granted, the number of shares that the Option is exercised for shall reduce the number of shares subject to the Equity Unit. Unless the Committee determines otherwise, upon exercise of an Equity Unit and the surrender of the exercisable portion of any related Award, the participant will be entitled to receive payment of an amount equal to (a) the excess of the fair market value of a share on the date of exercise of the Equity Unit over (b) the exercise price of such right as set forth in the Award agreement (or over the Option exercise price if the Equity Unit is granted in connection with an Option), multiplied by (c) the number of shares with respect to which the Equity Unit is exercised. The Committee will determine the form and terms of the payment for the exercise price of Equity Units, which may be in cash, in shares or in a combination of cash and shares.

         Effect of Termination of Service. The Committee has broad discretion to determine the effect of a termination of continuous service, with the SIP requiring as follows unless the Committee determines otherwise: an Option or Equity Unit may be exercised at any time during a participant's continuous service with the Company or within 90 days thereafter unless (a) the Committee determines that the participant's continuous service terminates due to "cause" as defined in the SIP, in which case the participant's Option or Equity Unit shall lapse immediately and the participant must return any dividend equivalent rights granted by the Company, (b) a participant dies, in which case the Option or Equity Unit remains exercisable for 12 months following the participant's death, and (c) no Option or Equity Unit may be exercisable after expiration of its term or to a greater extent than the participant was entitled to exercise it when the participant's continuous service terminated.

         Restricted Stock Awards. The Committee may grant Restricted Stock Awards that vest based on future conditions, and may include a purchase price if the Committee desires. The participant will receive a certificate or certificates for the appropriate number of shares after exercising the Restricted Stock Award. Certain participants may elect to exchange Restricted Stock for Deferred Shares pursuant to the terms of the SIP.

         Deferred Share Awards. The Committee may make discretionary Deferred Share Awards to select Eligible Persons subject to the terms of the SIP. At the end of each calendar year, or other periods approved by the Committee, the Committee shall credit the participant's account with a number of Deferred Shares having a fair market value on that date equal to the compensation deferred during the year, and any cash dividends paid during the year on Deferred Shares previously credited to the participant's account. A participant may receive immediate distribution of all or a portion of his or her Deferred Shares on account of hardship (as defined in the SIP). Fractional shares shall not be distributed, but will be paid out in cash.

         In all cases, the Company will generally distribute the Common Stock associated with a Deferred Share Award over the five-year period after the Award holder terminates service, subject to the holder's right to elect a different payout term and commencement date. Any distribution of Common Stock will include dividends that accrued after the date of the Deferred Share Award (with cash dividends being converted into Deferred Shares at the end of each fiscal year).

         Dividend Equivalent Rights. The Committee may award dividend equivalent rights entitling the participant to receive amounts equal to the ordinary dividends that would be paid on shares subject to an unexercised Award as if such Awards were currently outstanding. The Committee will determine the method of any payment and the terms and conditions of any dividend equivalent rights granted.

         Other Stock-Based Awards; Non-Stock Awards. The Board of Directors may grant stock-based Awards other than those which are specified in the SIP which the Committee may grant to participants. While the SIP authorizes Reload Awards (which basically trigger a new Option grant on the exercise of a prior one), the Company has no expectation that these Awards will occur.

The types of Awards generally sanctioned by these provisions of the SIP are merely intended to maximize the Company's flexibility to respond to changing circumstances. The Committee may also grant Awards payable only in cash pursuant to the SIP.

         Conditions on Issuance of Shares. The Committee has the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the SIP as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties. If the Committee determines that any consent is necessary as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares or other rights, or the taking of any other action pursuant to the SIP, then such actions will not be taken until the consent has been satisfied.

         Nontransferability. Participants may transfer Awards (other than ISOs, except as permitted by Section 422 of the Internal Revenue Code) to immediate family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or otherwise encumbered or disposed of in any manner other than by will or by the laws of descent and distribution. Pursuant to Section 422 of the Internal Revenue Code, ISOs are transferable only by will or by the laws of descent and distribution, and during the participant's lifetime, may only be exercised by the participant.

         Tax Withholding. Before any transfer of shares pursuant to the SIP, the participant must satisfy any federal, state, local, or foreign withholding tax obligations that may arise in connection with an Award or the issuance of shares. In the absence of any other arrangement, an employee shall be deemed to have directed the Company to withhold or collect from his or her compensation the amount necessary to satisfy any tax withholding obligation from the next payroll payment otherwise payable after the date of an exercise of an Award. A participant may satisfy his or her minimum statutory tax withholding obligation by surrendering to the Company shares (which may be already owned or subject to the Award) that have a fair market value equal to the amount required to be withheld, provided that, if applicable, the notification requirements to the Company set forth in the SIP are satisfied.

         Effect of Certain Transactions. Upon the earlier of a change in control (as defined in the SIP) or the execution of an agreement to effect a change of control, all Options and Equity Units will become fully exercisable, all other Awards shall become fully vested and the shares underlying the Awards shall be distributed to the participants immediately before consummation of the change of control (unless a participant makes an alternative election for such distributions pursuant to the terms of the SIP). Any repurchase right of the Company lapses on consummation of the change of control. To the extent that an Option or Equity Unit is not exercised prior to consummation of a change of control in which the Award is not being assumed or substituted, the Award shall terminate upon such consummation. If a participant who holds an Award transferred in connection with a change of control is terminated within 12 months following the change of control, such Award will become immediately exercisable and any repurchase right the Company may hold will lapse. In the event that the vesting, acceleration or lapse of a repurchase right constitutes a "parachute payment" as defined by the Internal Revenue Code, the Company will make any "gross-up" payments that may be necessary to hold the participant harmless form excise taxes payable pursuant to the applicable provisions of the Internal Revenue Code unless otherwise provided by an agreement between the Company and the participant.

         In the event the Company acquires (whether by purchase, merger, or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation, or in the even of any reorganization or other transaction qualifying under Section 424 of the Internal Revenue Code, the Committee may, in accordance with the provisions of that Section, substitute Options under the SIP for options issued under a plan of the acquired company pursuant to the terms and conditions of the SIP.

         Duration of the SIP and Grants. The SIP prohibits ISO grants more than 10 years after its Effective Date. Each Award agreement shall set the period during which the Options evidenced thereby shall be exercisable. The maximum term for an ISO, and an Equity Unit granted in tandem with an ISO, may not exceed 10 years (five years if the participant owns more than 10% of the Common Stock on the date of grant).

         Modification of Options. The Committee may modify an Award, provided that no modification to such Award shall materially reduce the participant's rights or materially increase the participant's obligations as determined by the Committee.

         Amendment and Termination of the SIP. The Board of Directors may from time to time amend the terms of the SIP and, with respect to any shares at the time not subject to Awards, suspend or terminate the SIP. No amendment, suspension, or termination of the SIP will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted.

         Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the SIP. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their Options or Equity Units or the purchase price, of any, paid for Restricted Stock; and will receive no monetary consideration upon the distribution of Common Stock satisfying Deferred Share Awards. Net cash proceeds from the sale of Common

Stock issued pursuant to the exercise of Options will be added to the general funds of the Company to be used for general corporate purposes.

         Under the intrinsic value method that the Company follows under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted, but disclosure may be required in financial statement footnotes regarding pro forma effects on earnings and earnings per share of recognizing as a compensation expense an estimate of the fair value of such stock- based awards.

         In March 1999, the Financial Accounting Standards Board of Directors issued an exposure draft of a proposed interpretation of existing accounting treatment for stock-based compensation to individuals who do not qualify as employees or directors of the Company. Among other things, this change would require recognition of compensation expense when Options are awarded to these individuals.

         The granting of Equity Units will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the Equity Units relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to Equity Units, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

         The granting of Deferred Shares will require charges to the Company's income in an amount equal to the fair market value, on the date of award, of the shares of Common Stock credited pursuant to the Deferred Share Award.

Federal Income Tax Consequences

         Summarized below are the federal income tax consequences that the Company expects (based on current tax laws, rules, and interpretations) with respect to Awards.

         Date of Award. The recipient of an Award will not recognize taxable income upon its grant. Nor will the grant entitle the Company to a current deduction.

         Subsequent Events. The subsequent tax consequences for Award recipients differ, as follows, depending on the type of Award. In general, however, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the Award holder.

         ISOs. If an Award holder holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the holder as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a holder disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the holder will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.
         The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the holder for alternative minimum tax. However, if a participant recognizes ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

         NQSOs. A holder will recognize ordinary income upon the exercise of the NQSO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the holder is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the holder makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the holder in excess of the fair market value of the shares as of the exercise date will be taxed as capital gain.

         Equity Units. Upon exercise of the Equity Units, any cash or Common Stock received by the Equity Unit holder will be treated as compensation income to the holder.

         Deferred Shares. Whenever the Company distributes Common Stock to a SIP participant pursuant to a Deferred Share Award, the holder will recognize ordinary income equal to the fair market value of the Common Stock distributed.

Disclosure of Awards

         As of the date hereof, no Awards have been made pursuant to the SIP, and none are expected to occur before it receives stockholder approval. Nor would any Awards have been made last year under the SIP if the SIP had been effective at that time. Nevertheless, an amendment to the Company's Incentive Compensation Plan permits stock awards under that Plan to come from the SIP. If this amendment and the SIP had been in effect last year, no additional Awards would have occurred because sufficient shares remained available for grant under the Company's Incentive Compensation Plan.

Recommendation and Vote Required

         The Board of Directors has determined that the SIP is desirable, cost effective, and produces incentives that will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the SIP in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs, and to satisfy the listing requirements of the National Association of Securities Dealers, Inc. for Nasdaq Small Cap Market.

         Stockholder approval of the SIP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE SIP.


--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


         Arthur Andersen LLP, which was the Company's independent auditors for the year ended December 31, 2000, is expected to be retained by the Board of Directors to be the Company's auditors for the year ending December 31, 2001. A representative of Arthur Andersen LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         During fiscal year 2000, Arthur Andersen provided services in the following categories and amounts:

                  Audit Fees   $64,000
                  All Other$20,950

         The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining audit independence.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------


         The Board of Directors is not aware of any business to come before the Meeting other than the matter described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote such proxy in respect thereof as directed by a majority of the Board of Directors. Under SEC rules and the Company's Bylaws, if a stockholder notified the Company of such stockholder's intent to present a proposal at the Meeting after January 26, 2001, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Meeting, without any discussion of the matter in this Proxy Statement.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------


         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's December 31, 2000, Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


         It is expected that the 2002 Annual Meeting of Stockholders will be held on or about April 23, 2002. In order to be eligible for inclusion in the Company's proxy materials for the 2002 Annual Meeting, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1630 Fourth Avenue North, Bessemer, Alabama 35020, no later than November 22, 2001. With respect to the 2002 Annual Meeting, notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy materials, is required under the Company's Bylaws to be received by January 23, 2002. Under SEC rules, if a stockholder notifies the Company of such stockholder's intent to present a proposal for consideration at the 2002 Annual Meeting after such date, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials. Nothing in this paragraph shall be deemed to require the Company to include in its proxy materials relating to the 2002 Annual Meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Lynn J. Joyce
                                             -----------------
                                             Lynn J. Joyce
                                             Secretary
Bessemer, Alabama
March 22, 2001

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------


         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIRSTFED BANCORP, INC., 1630 FOURTH AVENUE NORTH, BESSEMER, ALABAMA 35020.

--------------------------------------------------------------------------------

                                                                      APPENDIX A

                             FIRSTFED BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

I.PURPOSE

  The primary function of the Audit Committee of FirstFed Bancorp, Inc. is its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company; the Company's internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Companies' policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  o Review and appraise the audit efforts of the Company's independent accountants and compliance/internal auditing department.

  o  Provide an open avenue of communication among the independent  accountants,
     financial  and  senior   management,   the   compliance/internal   auditing
     department, and the Board of Directors.

IICOMPOSITION

  The Audit Committee shall be composed of all directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. At least one member will have accounting or financial management expertise, and all members should be financially literate.

IIRESPONSIBILITIES AND DUTIES

  In carrying out its responsibilities , the Audit Committee will:

  o Review the independent auditors to be selected to audit the financial statements of the Company. Confirm and assure the independence of the independent auditors.

  o Review with the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

  o Review the compliance/internal audit function of the Company including the independence and authority of its reporting obligations, and the proposed audit plans for the coming year.

  o Receive prior to each meeting, a summary of findings from completed compliance/internal audits.

  o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  o Review and update the Audit Committee's Charter annually.

                                                                      APPENDIX B
                             FIRSTFED BANCORP, INC.
                            2001 STOCK INCENTIVE PLAN
                                    Article I

GENERAL
         1.1 Establishment, Purpose. This Plan establishes the Company's 2001 Stock Incentive Plan. This Plan has been designed to promote the Company's long-term growth and profitability by providing eligible persons with incentives to improve stockholder value, and thereby to attract, retain, and motivate the best available persons for positions of substantial responsibility.

         1.2 Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in Appendix A hereto.

         1.3 Types of Awards. Awards may be made in the form of:

             Section 2.3 Options, which provide Participants with the long-term right to purchase Shares.

             Section 2.4 Equity Units, which provide Participants with a right to receive the appreciation on Common Stock between the award date and the exercise date.

             Section 2.6  Restricted Shares,  which provide  Participants with a
                          short-term   right  to  purchase  or  receive  Shares,
                          subject to certain restrictions.

             Section 2.7 Deferred Shares, which provide Participants with the opportunity to defer compensation with respect to vested Awards.


             Section 2.8  Other Stock-Based Awards.


             Section 2.9 Non-Stock Awards, in the form of cash bonuses and credits to deferred compensation accounts.

         1.4 Persons Eligible for Awards.

         1.4.1 General Rule. Directors, Officers, Employees, or Consultants are eligible for Awards, subject to the restrictions set forth in Section 2.7.1 hereto regarding the eligibility of Employees to make deferred compensation elections.

         1.4.2 No Employment Rights. This Plan shall not confer upon any Participant any right to continue in an employment, service, or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate his or her employment, service, or consulting relationship at any time, with or without Cause. 1.5 Administration.

         1.5.1 General. This Plan shall be administered by the Board until the Board shall appoint the members of the Committee pursuant to Section 1.5.2 below; thereafter, it shall be administered by the Committee, but the Board may act in lieu of the Committee on any matter within the Committee's discretion or authority and may eliminate the Committee at any time in its discretion.

         1.5.2 Committee Members. If created, the Committee shall consist of not less than two Directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under this Plan to qualify for the exemptions available under Rule 16b-3, all actions relating to Awards to persons subject to Section 16 of the Securities Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3, or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors." Furthermore, all actions relating to Awards to Named Executives shall be made by a sub-committee of the Committee (or the Board) comprised solely of "outside directors" within the meaning of Section 162(m) of the Code.

         1.5.3 Powers of the Committee. Subject to the provisions of this Plan, the Committee shall have full authority and discretion to take any actions that it may deem necessary or advisable for the administration of this Plan, including (a) selecting individual recipients for Awards, making Awards, and documenting such Awards through Award Agreements, (b) determining the Fair Market Value of the Common Stock, (c) prescribing administrative forms to be used under this Plan, (d) construing and interpreting the terms of this Plan and any Award Agreements; (e) modifying Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs; and (f) requiring that stock certificates evidencing Shares issued pursuant to this Plan bear a legend setting forth applicable restrictions on transferability.

         1.5.4 Committee Action. Actions of the Committee shall be taken by a vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

         1.5.5  Committee   Determinations   Final.  The  determination  of  the
Committee on all matters relating to this Plan or any Award Agreement shall be final, binding and conclusive.

         1.5.6 No Liability of Committee Member. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award.

         1.6 Shares Available for Awards. The maximum aggregate number of shares of the Company's Common Stock which may be transferred pursuant to Awards granted under this Plan is 250,000 Shares, upon stockholder approval. In the event that stockholder approval is not obtained, the aggregate number of shares which may be transferred pursuant to Awards granted under this Plan shall be reduced to 24,000 Shares. These Shares may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury, Common Stock acquired by the Company for the purposes of this Plan, or Common Stock held in a grantor trust established by the Company.

         1.7 Adjustments for Changes in Capitalization. Subject to any required action by the Company's stockholders, the number of Shares covered by each outstanding Award, the number of Shares available for Awards, the number of Shares that may be subject to Awards to any one Participant, and the price per Share covered by each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company other than the conversion of any convertible securities. Such adjustments shall be made by the Committee, whose determination in that respect shall be final. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. After any adjustment made pursuant to this Section 1.7, the number of Shares subject to each outstanding Award shall be rounded to the nearest whole number.

         1.8 No Limit on Shares Subject to Award. Any Award made to a Participant during the term of this Plan may be granted with respect to a number of Shares up to the full number of Shares specified herein.

                                    Article 2
                                     AWARDS

         2.1 Agreements Evidencing Awards. Each Award granted under this Plan (except an Award of unrestricted stock) shall be evidenced by a written Award Agreement, which shall contain such provisions as the Committee in its discretion deems necessary or desirable, including (a) a requirement that the Participant become party to a Stockholders Agreement in connection with being granted an Award and again as a condition for receiving Shares pursuant to an Award, (b) the Participant's acknowledgement that such Shares are acquired for investment purposes only, (c) a right of first refusal exercisable by the Company, (d) a call right exercisable by the Company, and (e) a provision allowing the Participant to designate a beneficiary to his or her interest in any Award and the Shares granted by the Award. By accepting an Award pursuant to this Plan, a Participant agrees that the Award shall be subject to all of the terms and provisions of this Plan and the applicable Award Agreement.

         2.2 Acquiring Stockholder Rights. A Participant shall not have any of the rights of a Company stockholder with respect to Shares subject to an Award until such person has: (a) if required by the Committee or by the applicable Award Agreement to which such Shares are subject, become party to any Stockholders Agreement reasonably required by the Committee pursuant to Section
2.1 hereto; and (b) been issued a stock certificate by the Company for such Shares.

         2.3 Option Awards. The Committee may grant Incentive Stock Options and Non-Incentive Stock Options to purchase Shares in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of this Plan. ISOs may only be granted to a person who is an Employee on the date of grant.

                  2.3.1 ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares (determined as of the grant date of the Option) with respect to which Options designated as ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as NQSOs. For this purpose, ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an ISO shall be determined as of the date of the Option's grant.

         2.3.2 Term. Each Award Agreement shall set forth the periods during which the Options evidenced thereby shall be exercisable, as determined by the Committee in its discretion. No ISO (or an Equity Unit granted in connection with an ISO) shall be exercisable more than 10 years after the date of grant. The term of an ISO granted to an Employee who is a Ten Percent Holder on the grant date shall not exceed 5 years.

         2.3.3 Exercise Price. Each Award Agreement with respect to an Option shall set forth the Option Exercise Price the Optionee must pay to exercise the Option. The Option Exercise Price per Share shall be determined by the Committee in its discretion, subject to the following special rules:

               (a) General Option Rules. In no event shall the Option Exercise Price be less than the par value of a Share.

               (b) ISO Rules. If an ISO is granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share Option Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of grant. If an ISO is granted to any other Employee, the per Share Option Exercise Price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (c) NQSO Rules. The per Share Option Exercise Price shall be no less than (i) 110% of the Fair Market Value per Share on the date of grant if required by Applicable Laws for a grant to a person who is a Ten Percent Holder at the time of grant, and (ii) 85% of the Fair Market Value per Share on the date of grant, but only if required by Applicable Laws, for a grant to any other eligible person. In all other cases, the per Share Option Exercise Price shall be no less than 50% of the percentage of Fair Market Value per Share.

               (d) Named Executives. The per Share Option Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if (i) the Optionee is a Named Executive at the time of the grant of such Option, and (ii) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

         2.3.4 Exercise of Option. Subject to the provisions of this Article 2, the Committee shall determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall specify this in the applicable Award Agreement. Once an Option becomes exercisable it shall remain exercisable until expiration, cancellation, or termination of the Award. An Option shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe. The number of Shares thereafter available under the Option and this Plan shall be decreased by the number of Shares as to which the Option is exercised.

         2.3.5 Minimum Exercise Requirements. An Option must be exercised for a whole number of Shares. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising an Option with respect to the full number of Shares as to which the Option is then exercisable.

         2.3.6 Methods of Payment upon Exercise. Payment of the Option Exercise Price and any applicable withholding taxes shall be accompanied by a properly executed exercise notice, together with such other documentation as the Committee shall require. Unless otherwise provided in an Award Agreement, the Company will accept payment of the Option Exercise Price by any of the following methods: (a) cash; (b) certified or official bank check (or the equivalent thereof acceptable to the Company); (c) delivery of a promissory note by the Optionee with such recourse, interest, security and redemption provisions as the Committee determines to be appropriate; (d) cancellation of Company indebtedness to the Participant exercising the Option; (e) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate Option Exercise Price of the Shares as to which the Option is exercised (but, in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than 6 months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge)); or (f) any combination of the foregoing methods of payment or, at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe. In addition, the Committee may provide in an Award Agreement for the payment of the Option Exercise Price on a cashless basis, by stating in the exercise notice the number of Shares the Optionee elects to purchase pursuant to such exercise (in which case the Optionee shall receive a number of Shares equal to the number the Optionee would have received upon such exercise for cash less such number of Shares as shall then have a Fair Market Value in the aggregate equal to the Option Exercise Price due in respect of such exercise). The Committee may, in its discretion and for any reason, refuse to accept a particular form of consideration (other than cash or a certified or official bank check) at the time of any Option exercise.

         2.3.7 Delivery of Shares. Promptly after receiving payment of the full Option Exercise Price and any Consents that may be required pursuant to Section
4.7.2 hereto, the Committee shall deliver to the Optionee, a certificate or certificates for the Shares for which the Award has been exercised. If the method of payment employed upon the exercise of the Option so requires, and if Applicable Laws permit, an Optionee may direct the Company to deliver the certificate(s) to the Optionee's stockbroker.

         2.3.8 Additional Options. The Committee may in its discretion include in any Award Agreement with respect to an Option (the "Original Option") a provision awarding an Additional Option to any Optionee who delivers Shares in partial or full payment of the Option Exercise Price of the Original Option. The Additional Option shall be for a number of Shares equal to the number of Shares so delivered, shall have an Option Exercise Price equal to the Fair Market Value of a Share on the date of exercise of the Original Option, and shall have an expiration date no later than the expiration date of the Original Option. In the event that an Award Agreement provides for the grant of an Additional Option, such Award Agreement shall also provide that the Option Exercise Price of the Original Option be no less than the Fair Market Value of a Share on its date of grant, and that any Shares that are delivered pursuant to Section 2.3.6(e) hereto in payment of such Option Exercise Price shall have been held for at least 6 months.

         2.3.9 Reverse Vesting. The Committee may allow, at its discretion, for a Participant to exercise unvested Options in accordance with this Section 2.3, in which case the Shares issued pursuant to Section 2.3.7 hereto shall be Restricted Shares having the same vesting restrictions as the unvested Options. A Participant wishing to exercise unvested Options for Restricted Shares shall make a request to the Committee in writing specifying the number of unvested Options he or she wishes to exercise for Restricted Shares. The Committee will thereafter notify the Participant of its decision within 30 days.

         2.3.10 Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares an Option based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

         2.4 Equity Units.

         2.4.1 Grants. The Committee may grant Equity Units to Participants, in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of this Plan. Equity Units may be granted in connection with Options or independently, but an Equity Unit granted in connection with an ISO only may be granted at the same time the ISO is granted.

         2.4.2 Pricing Limits. The pricing restrictions applicable to Options under Section 2.3 hereto shall also apply to the exercise price of Equity Units granted under this Plan; provided that in the case of Equity Units not granted in connection with an Option, the exercise price for Equity Units may be any price (including no price) determined by the Committee.

         2.4.3 Exercise of Equity Units. An Equity Unit related to an Option will be exercisable at such time or times, and to the extent, that the related Option is exercisable. An Equity Unit granted independent of any other Award will be exercisable pursuant to the terms of the Award Agreement granting the Equity Unit.

         2.4.4 Effect on Available Shares. Upon the exercise of an Option in connection with which an Equity Unit has been granted, the number of Shares subject to the Equity Unit shall be correspondingly reduced by the number of Shares with respect to which the Option is exercised.

         2.4.5 Calculation of Payment Amount. Unless the Committee otherwise provides, upon exercise of an Equity Unit and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount equal to (a) the excess of the Fair Market Value of a Share on the date of exercise of the Equity Unit over (b) the exercise price of such right as set forth in the Award Agreement (or over the Option Exercise Price if the Equity Unit is granted in connection with an Option), multiplied by
(c) the number of Shares with respect to which the Equity Unit is exercised.

         2.4.6 Form and Terms of Payment. The Committee, in its discretion, will determine whether to pay the amount determined under Section 2.4.5 hereto solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Equity Unit), or partly in such Shares and partly in cash, subject to such other terms and conditions as the Committee may impose in the Award Agreement.

         2.4.7 Limited Equity Units. The Committee may grant Equity Units exercisable only on or in respect of a Change of Control, or any other specified event. Such limited Equity Units may relate to or operate in tandem or combination with or substitution for Options, or other Equity Units or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of such right as set forth in the Award Agreement (or Option Exercise Price if the Equity Unit is granted in connection with an Option to which the Equity Unit relates) and a price based on or equal to the Fair Market Value of the Shares granted under such Option during a specified period, or a price related to consideration payable to stockholders generally in connection with the event.

         2.5 Termination of Director, Employment or Consultant Relationship.

         2.5.1 Committee Determinations. The Committee may in its discretion determine (a) whether any leave of absence (including a disability absence) constitutes a termination of Continuous Service, and (b) the impact, if any, of any such leave of absence on Awards theretofore made under this Plan. The Committee shall have the right to determine whether the termination of a Participant's service to the Company is a dismissal for Cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal.

         2.5.2 Effect of Termination on Options and Equity Units. Except to the extent otherwise provided in the applicable Award Agreement, an Option or Equity Unit may be exercised at any time during a Participant's Continuous Service or within 90 days thereafter; provided that (a) if the Committee determines that the Participant's Continuous Service terminates due to Cause, the Participant's Option or Equity Unit shall lapse immediately and the Participant shall return to the Company any payments received under dividend equivalent rights pursuant to Section 2.11 hereto, extending back to the date the Committee determines that Cause existed; (b) if a Participant dies while an Option or Equity Unit remains exercisable, the Option or Equity Unit may be exercised at any time within 12 months following the Participant's death by the Participant's estate or by a person who acquired the right to exercise the Option or Equity Unit by bequest or inheritance, but only to the extent the Participant was entitled to exercise the Option or Equity Unit at the time of his or her death, and (c) no Option or Equity Unit shall be exercisable after expiration of its term or to an extent greater than the Participant was entitled to exercise it when the Participant's Continuous Service terminated.

         2.5.3 Termination of Award. To the extent that the Participant is not entitled to exercise an Option or Equity Unit at the time of his or her termination of Continuous Service, or if the Participant does not exercise the Option or Equity Unit within the time specified in the applicable Award Agreement, the Award shall terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

         2.6 Restricted Stock Awards.

         2.6.1 Awards. The Committee may award Restricted Shares to Participants, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of this Plan. The purchase price, if any, of Restricted Shares shall be determined by the Committee. A Participant shall have no rights with respect to a Restricted Stock Award unless the Participant accepts the Award within the time period the Committee specifies by executing the Award Agreement prescribed by the Committee and, if applicable, pays the purchase price for the Restricted Shares by any method that is both listed in Section 2.3.6 and acceptable to the Company.

         2.6.2 Issuance of Award. The Company shall issue in the Participant's name a certificate or certificates for the appropriate number of Shares upon the Participant's exercise of the Restricted Stock Award pursuant to the terms of the applicable Award Agreement and this Plan.

         2.6.3 Plan and Regulatory Exceptions. Any certificate issued evidencing Restricted Shares shall remain in the Company's possession until those Shares are free of restrictions, except as otherwise determined by the Committee.

         2.6.4 Deferral Elections.  The Participant may elect in accordance with
Section 2.7.1 hereto, with the Committee's consent, to exchange Restricted Shares for an equivalent Deferred Share Award under Section 2.7 hereto (or a deferred compensation provision under another Company plan), but subject to such vesting restrictions as the Committee may prescribe.

         2.6.5 Forfeiture. During the 120 days following termination of the Participant's Continuous Service for any reason, the Company shall have the right to repurchase Shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant the lesser of the amount paid by the Participant for such Shares or the Fair Market Value of such Shares at the time of repurchase by the Company.

         2.7 Deferred Shares.

         2.7.1 Deferral Elections. The Committee may permit any Director, Consultant, or Employee to irrevocably elect to receive the credits described in
Section 2.7.2 below in lieu of fees, salary, or other income from the Company that the Participant earns after the election; provided that Employees will only be permitted to make deferral elections if the Committee determines they are members of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974). Any election pursuant to this Section 2.7.1 shall be made before the Participant becomes legally entitled to the fees, salary, or other income being deferred; provided that (a) a deferral election with respect to Restricted Shares of previously Deferred Shares must be made more than 12 months before a Participant's Restricted Shares vest or Deferred Shares are scheduled to be distributed to a Participant pursuant to this Section 2.7; and provided further that (b) the Committee will honor an election made within 12 months of a scheduled vesting date (or distribution date for Deferred Shares) if the Participant consents in the election to irrevocably forfeit 5% of the Restricted or Deferred Shares to which the Participant would otherwise be entitled.

         2.7.2 Deferred Share Credits and Earnings. The Committee shall establish an internal Plan account for each Participant who makes an election under Section 2.7.1 hereto. At the end of each calendar year thereafter (or such more frequent periods as the Committee may direct or approve), the Committee shall credit the Participant's account with a number of Deferred Shares having a Fair Market Value on that date equal to the compensation deferred during the year, and any cash dividends paid during the year on Deferred Shares previously credited to the Participant's account. The Committee shall hold each Participant's Deferred Shares until distribution is required pursuant to Section
2.7.4 hereto.

         2.7.3 Rights to Deferred Shares. Except as provided in Section 2.6.4 hereto, a Participant shall at all times be 100% vested in his or her right to any Deferred Shares and any associated cash earnings. A Participant's right to Deferred Shares shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.

         2.7.4 Distributions of Deferred Shares and Earnings. The Committee shall distribute a Participant's Deferred Shares in five substantially equal annual installments in real Shares commencing as of the first day of the calendar year beginning after the Participant's Continuous Service terminates, provided that the Committee will honor a Participant's election of a different time and manner of distribution if the election is made on a form approved by the Committee pursuant to Section 2.6.4 hereto. Fractional shares shall not be distributed, and instead shall be paid out in cash.

         2.7.5 Hardship Withdrawals. A Participant may apply to the Committee for an immediate distribution of all or a portion of his or her Deferred Shares on account of hardship. The hardship must result from a sudden and unexpected illness or accident of the Participant or dependent, casualty loss of property, or other similar conditions beyond the control of the Participant. School expenses or residence purchases, for example, will not be considered hardships. Distributions will not be made to the extent a hardship could be relieved through insurance or by liquidation of the Participant's nonessential assets. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount to be distributed, if any, shall be made by the Committee in its discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

         2.8 Other Stock-Based Awards. The Board may grant stock-based Awards other than those specified in Sections 2.3 (Options), 2.4 (Equity Units), 2.6 (Restricted Stock Awards), and 2.7 (Deferred Shares) hereto (including the grant of unrestricted shares), which the Committee may grant to Participants, and in such amounts and subject to such terms and conditions as the Committee shall determine, subject to the provisions of this Plan. Examples of types of Awards not specified in this Plan include Stock Unit Awards and Performance Share Awards.

         2.9 Non-Stock Awards. The Committee may grant Awards payable only in cash pursuant to the provisions hereof.

         2.10 Non-Transferability.

         2.10.1 General. Except as set forth in Section 2.10.3 below, Awards may not be sold, pledged, assigned, hypothecated, transferred, or otherwise encumbered or disposed of other than by will or by the laws of descent or distribution, and except as specifically provided in this Plan or the applicable Award Agreement. Furthermore, unless the applicable Award Agreement provides otherwise, additional Shares or other property distributed to the Participant in respect of Awards, as dividends or otherwise, shall be subject to the same restrictions applicable to such Award. An Award may be exercised, during the lifetime of the Participant, only by such Participant or a transferee permitted by Section 2.10.3 below.

         2.10.2 Special Rule for Beneficiaries. The designation of a beneficiary by a Participant will not constitute a transfer.

         2.10.3 Limited Transferability Rights.

               (a)  Awards  Other  than  ISOs.  Unless  otherwise   specifically
authorized by the Committee, any Participant may transfer Awards (other than ISOs, except as permitted by Section 422 of the Code) either by gift to Immediate Family, or by instrument to an inter vivos or testamentary trust in which the Awards (other than ISOs, except as permitted by Section 422 of the Code) are to be passed, upon the death of the grantor, to beneficiaries who are Immediate Family (or otherwise approved by the Committee.

               (b) ISOs. ISOs are transferable only by will or by the laws of descent and distribution, and during the Participant's lifetime, may only be exercised by the Participant.

         2.11 Grant of Dividend Equivalent Rights. The Committee may award dividend equivalent rights entitling the Participant to receive amounts equal to the ordinary dividends that would be paid on Shares subject to an unexercised Award as if such Shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in Shares, or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

                                    Article 3
                                      TAXES
         3.1 Tax Withholding.

         3.1.1 General. As a condition of the transfer of Shares pursuant to this Plan, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with an Award or the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee need not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates, including payroll taxes.

         3.1.2 Default Rule. An Employee, in the absence of any other arrangement, shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax withholding obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

         3.1.3 Cashless Withholding. If permitted by the Committee, a Participant may satisfy his or her minimum statutory tax withholding obligations by surrendering to the Company Shares (which may be Shares already owned or subject to the Award) that have a Fair Market Value equal to the amount required to be withheld.

         3.2 Requirement of Notification of Election Under Section 83(b) of the Code. A Participant who elects under Section 83(b) of the Code to include in gross income unvested Awards in the year of transfer shall notify the Company of such election within 10 days of filing that election with the Internal Revenue Service.

         3.3 Requirement of Notification  Upon  Disqualifying  Disposition Under
Section 421(b) of the Code. If a Participant disposes of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within 10 days.

                                    Article 4
                                  MISCELLANEOUS

         4.1 Amendment and Termination of Plan; Modification of Awards.

         4.1.1 Amendments to Plan. The Board may at any time amend, alter, suspend, or discontinue this Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 1.7 hereto) shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her written consent.

         4.1.2 Stockholder Approval. Stockholder approval of any amendment shall be obtained to the extent necessary to comply with (a) Section 422 of the Code relating to ISOs unless the Board decides that continued qualification under
Section 422 of the Code is not desired, or (b) other Applicable Laws or regulations.

         4.1.3 Modification of Awards. The Committee may modify an Award, accelerate the rate at which an Award may be exercised, extend or renew outstanding Shares under an Award, or cancel outstanding Shares under an Award and substitute new Shares for them. Without the written consent of the Participant, no such change shall materially reduce the Participant's rights or materially increase the Participant's obligations as determined by the Committee.

         4.2 Adjustments Upon Corporate Dissolution, Merger and Other Special Transactions.

         4.2.1 Change of Control.

               (a) General Rule. In the event of a Change of Control and unless otherwise provided in the applicable Award Agreement, any Awards that are Options or Equity Units shall accelerate and become immediately exercisable, all other Awards shall become fully vested and the Shares underlying the Awards shall be distributed to the Participant immediately before consummation of the Change of Control, unless more than 90 days beforehand the Participant has executed and delivered to the Committee an election pursuant to Section 2.6.4 hereto, directing that his or her Shares be distributed in installments over a period longer than 10 years and not commencing more than 2 years after the Change of Control, in which case the Committee shall make distributions in accordance with the Participant's election). In each case covered by the preceding sentence, any repurchase right of the Company applicable to any Shares shall lapse on consummation of the Change of Control. To the extent that an Option or Equity Unit is not exercised prior to consummation of a Change of Control in which the Award is not being assumed or substituted, the Award shall terminate upon such consummation.

               (b) Special Rule for Termination of Employees. In the event a Participant who holds a Transferred Award is Involuntarily Terminated in connection with, or within 12 months following consummation of, a Change of Control, then any Transferred Award held by the terminated Participant at the time of termination shall accelerate and become exercisable, and any repurchase right of the Company applicable to any Shares shall lapse. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

         4.2.2 Golden Parachute Limitation. In the event that the vesting acceleration or lapse of a repurchase right provided for in Section 4.2.1 hereto
(a) constitutes a "parachute payment" within the meaning of Section 280G of the Code, and (b) but for Section 4.2.1 hereto would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then the Company shall make any gross-up payments that is necessary to hold the Participant harmless from the excise taxes payable under
Section 4999 of the Code; provided that this Section 4.2.2 shall be null and void with respect to a particular Participant to the extent necessary or appropriate pursuant to any agreement entered into between the Company (including any Affiliate) and the Participant. Any determination required under this Section shall be made in writing by the Company's independent accountants, whose determination shall be conclusive and binding for all purposes on the Company and any affected Participant.

         4.3 Nature of Payments.

         4.3.1 Consideration. Issuances of Shares and cash payments pursuant to this Plan are in consideration of past services for the Company and the payment of exercise prices.

         4.3.2 Awards Separate from Salary. Awards a Participant receives under this Plan shall be in addition to salary and other compensation payable to the Participant, but shall not be taken into account for determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance, or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.

         4.4 Non-Uniform Determinations. The Committee's determinations under this Plan need not be uniform. The Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under this Plan, (b) the terms and provisions of awards under this Plan, and (c) the treatment of leaves of absence pursuant to Section 2.5.1 hereto.

         4.5 Effective Date and Term of Plan.

         4.5.1 Adoption. Subject to Section 4.8 hereto, this Plan became effective on the Effective Date.

         4.5.2 Termination. Unless sooner terminated by the Board, ISOs may not be granted under this Plan after the 10th anniversary of the Effective Date.

         4.6 Substitution of Options. Notwithstanding any inconsistent provisions or limits under this Plan, in the event the Company acquires (whether by purchase, merger, or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation, or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options under this Plan for options issued under a plan of the acquired company, provided (a) the excess of the aggregate Fair Market Value of the shares subject to an Option immediately after the substitution over the aggregate exercise price of such Shares is not more than the similar excess immediately before such substitution and (b) the new option does not give persons additional benefits, including a longer exercise period.

         4.7 Conditions Incident to Issuance of Shares.

         4.7.1 Representations and Warranties. As a condition to the exercise of an Award, the Committee may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

         4.7.2 Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award under this Plan, the issuance or purchase of Shares or other rights hereunder, or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken until the Consent has been done or obtained to the full satisfaction of the Committee.

         4.7.3 No Obligation to Issue Shares. The Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under this Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Committee in consultation with the Company's legal counsel.

         4.8 Stockholder Approval. The Board shall seek stockholder approval of this Plan and any Awards issued under it within 12 months before or after the Effective Date. If stockholder approval is not obtained, the Plan shall be effective, however, with respect to Awards relating to an aggregate number of shares equal to 24,000 Shares.

         4.9 Information and Documents to Optionees and Purchasers. If required by Applicable Laws, the Company shall provide financial statements no less than annually to each Participant who has an Award or holds Shares acquired pursuant to this Plan.

         4.10 Section Headings. Section headings do not define or limit the contents of the sections.

         4.11 Governing Law and Litigation Expenses. This Plan shall be interpreted, administered and otherwise subject to the laws of the state of Alabama (disregarding choice-of-law provisions). The Company shall reimburse a Participant for reasonable legal fees and expenses that the Participant incurs in order to enforce or defend his or her rights under this Plan, but only if the Participant receives a judgment or settlement substantially in the Participant's favor. Reimbursements that are due under this Section 4.11 shall be paid promptly.

         4.12 Severability. Every provision of this Plan is intended to be severable. Any illegal or invalid term shall not affect the validity or legality of the remaining terms of this Plan.

                             FirstFed Bancorp, Inc.
                            2001 Stock Incentive Plan
                                  -------------

                                   Appendix A
                             to Basic LTIP Document
                                   Definitions
                                  -------------

         "Additional Option" means an Option issued by the Company in exchange for Shares delivered by an Optionee as full or partial payment of the Option Exercise Price of an Original Option pursuant to Section 2.3.8 of this Plan.

          "Affiliate" means an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity.

         "Applicable Laws" means the legal or Stock Exchange requirements governing the Plan and Awards, including Section 422 of the Code.

         "Award" means any award made pursuant to Section 2 of this Plan, including Options, Equity Units, Restricted Shares, and Deferred Shares, other stock-based Awards, and non-stock Awards.

         "Award Agreement" means any written document setting forth the terms and conditions of an Award, as prescribed by the Committee.

         "Beneficial  Owner" has the  meaning set forth in Rule 13d-3 under the
          Securities  Act.
         "Board"  means the Board of Directors of the Company.
         "Cause" means a Participant's termination by the Company (or resignation in lieu thereof) when "Cause" to terminate exists. "Cause" shall have the meaning explicitly set forth in any then-effective written employment or consulting agreement between the Participant and the Company. In all other cases, "Cause" includes, but it is not limited to: (i) the Participant's commission of a willful act of fraud or dishonesty, the purpose or effect of which materially and adversely affects the Company; (ii) the Participant's conviction of a felony or any violation of any federal or state securities law (whether by plea of nolo contendere or otherwise) or the Participant's being enjoined from violating any federal or state securities law or being determined to have violated any such law; (iii) the Participant's engaging in willful or reckless misconduct or gross negligence in connection with any property or activity of the Company; (iv) the Participant's repeated and intemperate use of alcohol or illegal drugs after written notice from the Board or the Committee that such use, if continued, would result in the termination of the Participant's employment or consulting relationship with the Company; (v) the Participant's material breach of any of its obligations to the Company (other than by reason of physical or mental illness, injury, or condition) that is or could reasonably be expected to result in material harm to the Company; (vi) the Participant's failure or refusal to perform any material duty or responsibility under any written employment or consulting agreement with the Company (other than by reason of physical or mental illness, injury, or condition); or (vii) the Participant's breach any covenant to the Company relating to noncompetition, nonsolicitation, nondisclosure of proprietary information or surrender of records, inventions or patents. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Board or the Committee and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and, for the purposes of this definition, the term "Company" includes any Subsidiary, parent, Affiliate, or successor thereto, if appropriate.
         "Change of Control" shall have the same meaning set forth in the Company's Incentive Compensation Plan, as in effect from time to time.
         "Code" means the Internal Revenue Code of 1986, as amended.
         "Committee" means one or more committees or subcommittees of the Board appointed to administer this Plan in accordance with Section 1.5 of this Plan, or the Board itself, when it is acting in place of the Committee.
         "Common Stock" means the Company's common stock.
         "Company" means FirstFed Bancorp, Inc.

         "Consent" with respect to any Plan Action means (i) any listings, registrations, or qualifications on any Stock Exchange or under any federal, state or local law, rule, or regulation, (ii) any written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration, or qualification or to obtain an exemption from the requirement that any such listing, qualification, or registration be made, and (iii) any consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

         "Consultant" means any person, including an advisor, who is compensated by the Company or any Parent, Subsidiary, or Affiliate for consulting services.

         "Continuous Service" means uninterrupted service as a Director, Employee or Consultant. Continuous Service shall not be considered interrupted (unless an Award Agreement otherwise specifies) in the case of: (i) any approved or legally-mandated leave of absence, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy; (ii) changes in status from Director, Employee, or Consultant to any other aforementioned position with the Company (including changes to advisory or emeritus status); or (iii) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates, or their respective successors.

         "Deferred  Shares" means shares of Common Stock  credited under Section
2.7.2 of this Plan. "Director" means a member of the Board, as well as a member of the board of directors of a Parent, Subsidiary, or Affiliate.

         "Effective Date" means February 20, 2001.

         "Employee" means any person employed by the Company or any Parent, Subsidiary, or Affiliate, as determined by the Committee. An outside Director is not an Employee.

         "Equity Unit" means the right to receive appreciation in value of Common Stock pursuant to Section 2.4 of this Plan.

         "Expiration Date" means the date on which an Award expires pursuant to the Award Agreement. "Fair Market Value" means the fair market value of the Common Stock, as determined by the Committee in good faith on such basis as it deems appropriate and applied consistently with respect to the Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported on Nasdaq or in the Wall Street Journal for the applicable date.

         "Immediate Family" means any natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law.
     "Incentive Stock Option" means an Option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, and which is so designated in the applicable Award Agreement. Any Option that is not specifically designated as an ISO shall not be an ISO. Any Option that is not an ISO is referred to herein as a "NQSO."

         "Involuntarily Terminated" means that a Participant's Continuous Service terminated under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent, Affiliate, or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities (however, a mere change in title alone or reassignment following a Change of Control to a position that is substantially similar to the position held prior to the Change of Control shall not constitute a material reduction in job responsibilities), (B) relocation by the Company or a Subsidiary, Parent, Affiliate, or successor thereto, as appropriate, of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site for the Company at the time of the Change of Control, or (C) a reduction in Participant's then-current total compensation by at least 10%, other than as a result of an across-the-board reduction in the compensation of all other Employees, Directors, or Consultants in positions similar to the Participant's position by the same percentage amount.

         "ISO" means Incentive Stock Option.

         "Management Action" means any event, circumstance, or transaction occurring during the 6-month period following a Potential Change of Control that results from the action of a Management Group.

         "Management Group" means any entity or group that includes, is affiliated with, or is wholly or partly controlled by one or more executive officers of the Company in office before a Potential Change of Control.

         "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer), as determined under the Securities Act's executive compensation disclosure rules.

         "Non-Qualified Stock Option" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

         "NQSO" means Non-Qualified Stock Option.

         "Option" means a stock option granted pursuant to Section 2.3 of this Plan.

         "Optionee" means a Participant who receives an Option.

         "Option Exercise Price" means the price for the Shares to be issued by the Company upon an exercise of an Option by an Optionee.

         "Original Option" has the meaning given to such term in Section 2.3.8 of this Plan.

         "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

         "Participant" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under this Plan.

         "Performance Share Award" means an Award granting a right to receive Shares contingent on the achievement of performance or other objectives during a specified period.

         "Person" has the meaning given in Section 3(a)(9) of the Securities Act, as modified and used in Section 13(d) of that Act, and shall include a "group," as defined in Rule 13d-5 promulgated thereunder. However, a person shall not include: (i) the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under this Plan or the employee benefit plan of any of the Company's Subsidiairies; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

         "Plan" means this 2001 Stock Incentive Plan.

         "Plan Action" has the meaning given to such term in Section 4.7.2 of this Plan.

         "Potential Change of Control" means any of the following has occurred during the term of this Plan and all Awards issued under this Plan, excluding any event that is Management Action:

         (i) Agreement Signed. The Company enters into an agreement that will result in a Change of Control.

         (ii) Notice of Intent to Seek Change of Control. The Company or any Person publicly announces an intention to take or to consider taking actions that will result in a Change of Control.

         (iii) Board Declaration. With respect to this Plan, the Board adopts a resolution declaring that a Potential Change of Control has occurred.

         "Restricted Shares" means Shares subject to restrictions imposed pursuant to Section 2.6 of this Plan. "Restricted Stock Award" means an Award granted pursuant to Section 2.6 of this Plan. "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Act, as amended from time to time, or any successor provision.

         "Securities Act" means the Securities Exchange Act of 1934, as amended. "Share" means a share of Common Stock.

         "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.
         "Stockholders Agreement" means any stockholders agreement adopted by the Company. "Stock Unit Award" means an Award granting the right to receive Shares in the future. "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

         "Successor Corporation" means the corporation resulting after a Change of Control. "Ten Percent Holder" means a Person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary (as such ownership may be determined for purposes of Section 422(b)(6) of the Code).

         "Transferred Award" means an Award assumed or substituted for another award by a Successor Corporation pursuant to Section 4.2 of this Plan.

                                REVOCABLE PROXY
                             FIRSTFED BANCORP, INC.

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2001

The undersigned hereby appoints Fred T. Blair, G. Larry Russell, and James E. Mulkin, or any of them, with full powers of substitution, to act as proxies for the undersigned to vote all shares of the Companys common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the Meeting), to be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 24, 2001, at 4:30 p.m., local time, and at any and all adjournments thereof, as follows:


     1. The election as directors of the nominees listed (except as marked to the contrary below):

        B. K. Goodwin, III, A. W. Kuhn and Robert E. Paden


                                     With-                   For all
           [   ] For          [   ]  hold             [   ]  Except


INSTRUCTION: To withhold authority to vote for any individual nominee, mark For All Except and write that nominees name in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION AS DIRECTORS OF ALL THE NOMINEES LISTED ABOVE.

For Against Abstain

2. The approval of the FirstFed Bancorp, Inc. 2001 Stock Incentive Plan



           [   ] For          [   ] Against           [   ]  Abstain


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR AND FOR APPROVAL OF THE FIRSTFED BANCORP, INC. 2001 STOCK INCENTIVE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS  SOLICITED  BY THE BOARD OF DIRECTORS
     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholders decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.


                         Please be sure to sign and date
                          this Proxy in the box below.



                    _________________________________________
                                      Date

                    _________________________________________
                             Stockholder sign above

                    _________________________________________
                          Co-holder (if any) sign above

 Detach above card, date, sign and mail in postage-prepaid envelope provided.

                             FIRSTFED BANCORP, INC.
                               Bessemer, Alabama

The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated March 22, 2001, and the Companys December 31, 2000, Annual Report to Stockholders.
Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                            POSTAGE-PREPAID ENVELOPE


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